  AS filed with the Securities and Exchange Commission on February 25, 1998.

                                                   Registration No. 333-________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                             NEWSEDGE CORPORATION
            (Exact name of registrant as specified in its charter)

               Delaware                              04-3016142
      (State or other jurisdiction                (I.R.S. Employer
    of incorporation or organization)            Identification No.)

                           80 Blanchard Road
                       Burlington, Massachusetts           01083
             (Address of Principal Executive Offices)    (Zip Code)
           ----------------------------------------------------------

                                1995 Stock Plan
                       1995 Employee Stock Purchase Plan
                           (Full title of the plan)
           ----------------------------------------------------------

                              Edward R. Siegfried
                            Chief Financial Officer
                              NewsEDGE Corporation
                               80 Blanchard Road
                        Burlington, Massachusetts  01083
                                 (781) 229-3000
           (Name and address including zip code and telephone number, including area code, of agent for service)
           ----------------------------------------------------------

                                   Copy to:
                         Lawrence S. Wittenberg, Esq.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                          Boston, Massachusetts  02110
                                 (617) 248-7000
           ----------------------------------------------------------

                        Calculation of Registration Fee

===========================================================================================================
 Title of Securities       Amount to be           Proposed            Proposed             Amount of
  to be registered          registered             maximum             maximum         registration fee
                                                offering price        aggregate
                                                 per share/1/      offering price
1995 STOCK PLAN

Common Stock, par        394,979 shares           $9.77(1)         $3,858,944.80(1)      $1,138.39
  value $.01           3,105,021 shares           $8.21875(2)      $  25,519,391(2)      $7,528.22

===========================================================================================================
  1995 EMPLOYEE
STOCK PURCHASE PLAN

Common Stock, par        325,000 shares           $8.21875(2)      $2,671,093.70(2)      $  787.97
   value $.01
===========================================================================================================
    TOTAL:             3,825,000 shares                                                  $9,454.58
===========================================================================================================

/1/ Such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which such options may be exercised.

/2/ The price of $8.21875 per share, which is the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market System on February 18, 1998, is set forth solely for purposes of calculating the filing fee.

     This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-98786 on Form S-8 as filed with the Securities and Exchange Commission on October 30, 1995 relating to NewsEDGE Corporation's (formerly Desktop Data, Inc.) 1995 Stock Plan and 1995 Employee Stock Purchase Plan. Pursuant to General Instruction E, the contents of the above-listed Registration Statement are hereby incorporated by reference.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits
          --------

    Exhibit No.   Description of Exhibits
    -----------   -----------------------

       5.1        Opinion of Testa, Hurwitz & Thibeault, LLP

      23.1        Consent of Arthur Andersen LLP

      23.2        Consent of Testa, Hurwitz & Thibeault, LLP (included in
                  Exhibit 5.1)

      24.1 Power of Attorney (contained in Pages 3 and 4 of this Registration Statement)

      99.1 1995 Stock Plan, as amended (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-44887))

      99.2 1995 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-4 (File No. 333-44887))

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Burlington, Massachusetts, on the 25th day of February, 1998.

                                          NEWSEDGE CORPORATION


                                          By: /s/ Edward R. Siegfried
                                              ---------------------------------
                                              Edward R. Siegfried
                                              Chief Financial Officer


                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of NewsEDGE Corporation, hereby severally constitute and appoint Donald L. McLagan and Edward R. Siegfried, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments thereto (including post-effective amendments), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable NewsEDGE Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title(s)                   Date
---------                        --------                   ----

/s/ Donald L. McLagan            President, Chairman,       February 25, 1998
-----------------------------    Chief Executive Officer
Donald L. McLagan                and Director
                                 (principal executive
                                 officer)


/s/ Edward R. Siegfried          Vice President, Finance,   February 25, 1998
-----------------------------    Chief Financial Officer,
Edward R. Siegfried              Treasurer and Assistant
                                 Secretary
                                 (principal financial
                                 officer)

/s/ Michael E. Kolowich          Vice Chairman and          February 25, 1998
-----------------------------    Director
Michael E. Kolowich

/s/ Ellen Carnahan               Director                   February 25, 1998
-----------------------------
Ellen Carnahan

/s/ June Rokoff                  Director                   February 25, 1998
-----------------------------
June Rokoff

/s/ Rory Cowan                   Director                   February 25, 1998
-----------------------------
Rory Cowan

/s/ William A. Devereaux         Director                   February 25, 1998
-----------------------------
William A. Devereaux

/s/ James D. Daniell             Director                   February 25, 1998
-----------------------------
James D. Daniell

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.        Description of Exhibits
-----------        -----------------------

    5.1            Opinion of Testa, Hurwitz & Thibeault, LLP

   23.1            Consent of Arthur Andersen LLP

   23.2            Consent of Testa, Hurwitz & Thibeault, LLP (included in
                   Exhibit 5.1)

   24.1 Power of Attorney (contained in Pages 3 and 4 of this Registration Statement)

   99.1 1995 Stock Plan, as amended (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-44887))

   99.2 1995 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-4 (File No. 333-44887))